UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                          Date of Report: April 2, 1998




                              MEDCO RESEARCH, INC.
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             (Exact name of registrant as specified in its charter)



    Delaware                 0-13948                95-3318451
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  (State or other       (Commission File      (I.R.S. Employer
  jurisdiction of            Number)           Identification
  incorporation)                                   Number)



85 T.W. Alexander Drive, Research Triangle Park, NC.   27709
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  (Address of principal executive offices)           (Zip Code)



                                 (919) 549-8117
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              (Registrant's telephone number, including area code)



                                       N/A
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          (Former name or former address, if changed since last report)

Item 5.  Other Events.

                  On April 2, 1998, the Board of Directors of Medco Research, Inc. (the "Company") adopted a Shareholders Rights Plan. The Plan is intended to promote continuity and stability, deter coercive or partial offers which will not provide full and fair value to all shareholders, and enhance the Board of Directors' ability to represent all shareholders and thereby maximize shareholder value.

                  Pursuant to the Rights Agreement between the Company and American Stock Transfer & Trust Company, as Rights Agent (the "Rights Agreement"), one right ("Right") will be issued to shareholders of record on the close of business on April 14, 1998 for each Common Share, without par value, of the Company outstanding. Each of the new Rights initially will entitle the registered holder to purchase from the Company one-half of one Common Share at a price of $92.00 per whole share. The Rights generally will not become exercisable unless and until any person either (a) acquires 20% or more of the outstanding Common Shares, or (b) commences a tender offer for 20% or more of the outstanding Common Shares, without the prior approval of the Board of Directors. The Rights are generally redeemable at $0.01 per Right at any time until ten Business Days following the earlier of (a) a public announcement that a 20% or greater position in the Company's Common Shares has been acquired and
(b) the commencement of a tender offer for 20% or more of the outstanding Common Shares. The Rights will expire on April 15, 2008, unless earlier redeemed or terminated.

                  A description of the Rights is set forth in the Rights Agreement, a copy of which is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.

(c)      Exhibits.

Exhibit No.       Description
-----------       -----------

  4.1 Rights Agreement, dated as of April 14, 1998, between Medco Research, Inc. and American Stock Transfer & Trust Company, which includes as Exhibit A thereto the Form of Rights Certificate (incorporated herein by reference to the Registrant's Form 8-A dated April 15, 1998).

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           MEDCO RESEARCH, INC.



                                           By: /s/ Glenn Andrews
                                              -------------------------
                                               Glenn Andrews
                                               Chief Financial Officer

Dated:  April 15, 1998